EXHIBIT 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cintech Solutions, Inc. (the “Company”) on Form 10-QSB for the period ending March 31,2003as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dino Lucarelli, Acting Chief Executive Officer, and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

CINTECH SOLUTIONS, INC.

By:

/s/ Dino Lucarelli

Date: August 4, 2003

Dino Lucarelli

Acting Chief Financial Officer, and Chief Financial Officer